UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2006

CBEYOND, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51588	59-3636526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Interstate North Parkway, Suite 300

Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 424-2400

(Former Name or Former Address, if Changed Since Last Report)

Cbeyond Communications, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, our board of directors voted on April 25, 2006 to approve a change in our corporate name to Cbeyond, Inc. from Cbeyond Communications, Inc. and recommended that our stockholders approve the new name at our June 23, 2006 annual stockholders meeting. At the meeting, our stockholders voted to approve the new name and, in accordance with the recommendation of our board of directors, to amend our certificate of incorporation to give effect to the new name. Following the stockholder vote, we notified our secured lender and, after completion of the notice period required under our credit agreement, on July 13, 2006 we amended our certificate of incorporation to change our corporate name to Cbeyond, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBEYOND, INC.

Date: July 17, 2006	By:	/s/ James F. Geiger
James F. Geiger
Chairman, President and Chief Executive Officer